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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (date of earliest event reported): March 20, 2003


                         MARTIN MIDSTREAM PARTNERS L.P.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                   000-50056                    05-0527861
(State of incorporation     (Commission file number)         (I.R.S. employer
    or organization)                                      identification number)


            4200 STONE ROAD
             KILGORE, TEXAS                                        75662
(Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (903) 983-6200


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         This Exhibit is furnished pursuant to Item 9 and should not be deemed "filed" under the Securities Exchange Act of 1934.

   (c)   EXHIBITS

EXHIBIT
NUMBER                DESCRIPTION

99.1      --  Press release dated March 20, 2002.


ITEM 9.  REGULATION FD DISCLOSURE.

         On March 20, 2003, Martin Midstream Partners L.P. (the "Partnership") issued a press release announcing that it plans to issue its results for the fourth quarter and year ended December 31, 2002, on Tuesday, March 25, 2003, after the market closes. The Partnership also announced that a teleconference to review the fourth quarter and year end results will be held on Wednesday, March 26, 2003, at 8:00 a.m. Central Time. A copy of the press release is included as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such Exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MARTIN MIDSTREAM PARTNERS L.P.

                                  By:  Martin Midstream GP LLC
                                  Its: General Partner


Date: March 20, 2003              By: /s/ RUBEN S. MARTIN
                                      -----------------------------------------
                                          Ruben S. Martin
                                          President and Chief Executive Officer






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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                       DESCRIPTION
-------                      -----------

99.1          --  Press release dated March 20, 2003.